UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 5, 2007
Date of Report (Date of earliest event reported)

EXPLORTEX ENERGY INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52152	98-0489027
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

Suite 2410, 650 West Georgia Street, PO Box	11524
Vancouver, British Columbia, Canada	V6B 4N7
(Address of principal executive offices)	(Zip Code)

(604) 689-8336
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On October 5, 2007, Explortex Energy Inc. (the “Company”) entered into a loan agreement (the “Loan Agreement”) with Mr. Chris R. Cooper, Chief Executive Officer, President, Chief Financial Officer, Secretary, Treasurer and sole director of the Company, whereby the Company borrowed $30,000 (the “Loan”) for a six month term expiring April 5, 2008 (the “Maturity Date”). Pursuant to the Loan Agreement, the Company has agreed to pay interest at the rate of ½% per month payable together with the repayment of the Loan on the Maturity Date. Further terms and conditions of the Loan are as set out in a promissory note issued by the Company to Mr. Cooper on October 5, 2007, a copy of which is attached as Schedule A to the Loan Agreement.

Pursuant to the Loan Agreement, the Company has agreed to grant to Mr. Cooper a security interest in all of the Company’s present and after acquired properties in the form of a guarantee security agreement and such other security in form and substance satisfactory to Mr. Cooper. In addition, the Company will, upon request by Mr. Cooper, cause any or all of the Company’s subsidiaries (now owned or thereafter acquired) to provide a guarantee in favour of Mr. Cooper in respect of the Company’s obligations and indebtedness to Mr. Cooper under the Loan Agreement.

The foregoing summary does not purport to be a complete statement of the parties’ rights and obligations under the Loan Agreement and the transactions contemplated thereby and is qualified in its entirety by reference to the Loan Agreement, a copy of which is attached to this current report as Exhibit 10.1.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 5, 2007, the Company entered into the Loan Agreement with Mr. Cooper, as described in Item 1.01 above. The material terms of the Loan Agreement as set forth in Item 1.01 above are incorporated by reference in this Item 2.03.

SECTION 2 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

(b)	Pro forma Financial Information.

Not applicable.

(c)	Shell Company Transaction.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
10.1

Loan Agreement entered into between the Company and Chris R. Cooper, dated October 5, 2007 and Promissory Note issued by the Company to Chris R. Cooper attached therein as Schedule A to the Loan Agreement.

SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPLORTEX ENERGY INC.

/s/ Chris R. Cooper

Date: October 11, 2007	By:
Chris R. Cooper
President and Chief Executive Officer